Exhibit 99.2

Fourth Quarter 2012
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information..............................................................................................................................	3
1	Financial Highlights.....................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations...................................................................................................................	5
	Funds from Operations (FFO) Reconciliation / Shares.............................................................................................	7
	Balance Sheet..........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventures
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment / Income Summary................................................................................................................................	15
5	Commercial Operational Statistics...............................................................................................................................	17
6	Real Estate Activities...................................................................................................................................................	18
7	Consolidated Data
	Development Pipeline..............................................................................................................................................	19
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	20
	Supplemental Data / Investment Activities...............................................................................................................	23
8	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	24
	NOI from Discontinued Operations / Adjusted EBITDA..............................................................................................	25
	SEC Coverage Ratios...............................................................................................................................................	27
9	Appendix
	Multifamily Community Table.....................................................................................................................................	27
	Commercial Property Table.......................................................................................................................................	31
	Unconsolidated Joint Venture Summary...................................................................................................................	32
10	Glossary of Terms........................................................................................................................................................	33

Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Achieving operating excellence
-Investing in high growth Sunbelt cities    -Managing multifamily, office, retail and mixed-use properties
-Pursuing strategic acquisition, disposition and -Ensuring a strong balance sheet and liquidity position development opportunities

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCulloch	949-640-8780
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262

GUIDANCE
	FYE 2013 Range
Diluted Income per Share	$0.29	$0.45
Plus: Real Estate Depreciation & Amortization	1.35	1.35
Less: Gain on Sale of Operating Properties	(0.30)	(0.40)
Total Diluted Funds from Operation ("FFO") per Share	$1.34	$1.40

COLONIAL PROPERTIES TRUST
Financial Highlights
Fourth Quarter 2012

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Total property revenues (1)	$101,389	$91,223	$387,832	$345,106

Multifamily property revenues (2)	96,328	85,483	367,593	335,983
Multifamily property NOI (2)	58,366	51,274	221,352	197,516

Management & leasing fee revenues	1,622	2,097	5,712	8,047

Adjusted EBITDA (3)	53,590	58,694	230,165	227,082

Net income per share:
Basic	0.05	0.10	0.09	0.04
Diluted	0.05	0.10	0.09	0.04

Funds from operations per share:
Basic	0.06	0.28	0.98	1.15
Diluted	0.06	0.28	0.98	1.15

Dividends per share	0.18	0.15	0.72	0.60

Dividends/EPS (diluted) payout ratio	360.0%	150.0%	800.0%	1,500.0%
Dividends/FFO (diluted) payout ratio	300.0%	53.6%	73.5%	52.2%

Consolidated interest expense (1)	$22,718	$22,991	92,085	86,573
Consolidated interest income (1)	(493)	(276)	(2,569)	(1,521)
Net interest expense (1)	22,225	22,715	89,516	85,052

Pro-rata share of joint venture interest expense	617	2,565	5,818	11,124

Principal reductions	849	564	2,717	1,969
Preferred dividends & distributions	—	867	—	3,586

Interest coverage ratio (4)	2.3	2.3	2.4	2.3
Fixed charge coverage ratio (4)	2.2	2.2	2.3	2.2
Fixed charge w/capitalized interest ratio (4)	2.2	2.1	2.2	2.2

Multifamily same property NOI increase (5)	6.7%	6.9%	7.6%	7.3%
(# of apartment homes included)	28,943	29,233	28,943	29,233

			As of	As of
			12/31/2012	12/31/2011
Total assets			$3,286,208	$3,258,605
Total debt			1,831,992	1,759,727
Common shares and units, outstanding end of period			95,365	94,643
Share price, end of period			21.37	20.86
Book equity value, end of period			1,312,059	1,364,173
Market equity value, end of period (6)			2,037,959	1,974,253
Debt to total market capitalization ratio (7)			47.3%	47.1%
Unencumbered real estate assets (at cost) to unsecured debt ratio (7)			247.5%	259.6%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 26.
(4) For additional information on these calculations, see page 21.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year.
(6) Includes common shares and units.
(7) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Revenues
Minimum Rent	$83,061	$75,964	$320,489	$287,667
Tenant Recoveries	2,252	2,430	9,574	9,329
Other Property Related Revenue	16,076	12,829	57,769	48,346
Other Non-Property Related Revenue	1,622	2,097	5,712	8,047
Total Revenues	103,011	93,320	393,544	353,389
Operating Expenses
Operating Expenses:
Property Operating Expense	27,766	24,950	107,657	98,108
Taxes, Licenses and Insurance	11,740	10,410	44,413	40,039
Total Property Operating Expenses	39,506	35,360	152,070	138,147
Property Management Expense	3,773	2,187	12,858	9,185
General and Administrative Expense	5,507	4,844	22,615	20,439
Management Fees and Other Expenses	1,092	2,386	6,298	8,067
Restructuring Charges	1,848	153	1,848	153
Investment and Development Expenses (1)	653	344	1,285	1,781
Depreciation	32,259	29,085	120,993	113,475
Amortization	1,425	1,804	6,122	7,446
Impairment and Other Losses (2)	21,321	3,392	26,013	5,736
Total Operating Expenses	107,384	79,555	350,102	304,429
Income from Operations	(4,373)	13,765	43,442	48,960

Other Income (Expense)
Interest Expense	(22,718)	(22,991)	(92,085)	(86,573)
Debt Cost Amortization	(1,412)	(1,252)	(5,697)	(4,767)
Interest Income	493	276	2,569	1,521
Income from Partially-Owned Investments	10,358	18,588	31,862	17,497
(Loss) Gain on Sale of Property (3)	(4,212)	96	(4,306)	115
Income Tax and Other	(218)	(132)	(907)	(872)
Total Other Income (Expense)	(17,709)	(5,415)	(68,564)	(73,079)
(Loss) Income from Continuing Operations	(22,082)	8,350	(25,122)	(24,119)

Discontinued Operations
Income from Discontinued Operations	3,900	1,121	11,258	6,565
Gain on Disposal of Discontinued Operations	22,743	58	22,729	23,733
Net Income from Discontinued Operations	26,643	1,179	33,987	30,298

Net Income	4,561	9,529	8,865	6,179

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(14)	(6)	(43)	(53)
Noncontrolling Interest in CRLP - Preferred	—	(867)	—	(3,586)
Noncontrolling Interest in CRLP - Common	1,658	(658)	1,893	2,094
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(1,998)	(90)	(2,555)	(2,387)
Income Attributable to Noncontrolling Interest	(354)	(1,621)	(705)	(3,932)

Net Income Attributable to Parent Company	4,207	7,908	8,160	2,247

Preferred Unit Repurchase Gains	—	2,500	—	2,500
Preferred Share/Unit Issuance Costs	—	(1,319)	—	(1,319)
Net Income Available to Common Shareholders	$4,207	$9,089	$8,160	$3,428
________________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Income (Loss) per Share - Basic
Continuing Operations	$(0.23)	$0.09	$(0.27)	$(0.30)
Discontinued Operations	0.28	0.01	0.36	0.34
EPS - Basic	$0.05	$0.10	$0.09	$0.04

Income (Loss) per Share - Diluted
Continuing Operations	$(0.23)	$0.09	$(0.27)	$(0.30)
Discontinued Operations	0.28	0.01	0.36	0.34
EPS - Diluted	$0.05	$0.10	$0.09	$0.04

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) For the three months ended December 31, 2012, the Company recorded $17.6 million in charges for loss contingencies related to certain ongoing litigation, a
$3.3 million non-cash impairment charge related to for-sale residential land and a $0.4 million casualty loss due to property damage caused by a fire at one of the
Company's multifamily apartment communities. In addition, during the twelve months ended December 31, 2012, the Company recorded a $0.9 million charge related to warranty claims on for-sale residential units previously sold, a $3.3 million non-cash impairment charge on one of the Company's commercial assets and a $0.4 million non-cash impairment charge related to a joint venture investment consisting of undeveloped land. For the three months ended December 31, 2011, the Company recorded a $3.3 million charge for a loss contingency related to certain litigation. In addition to these charges, for the twelve months ended
December 31, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.7 million in casualty losses as a result of property damage at eight multifamily apartment communities and $0.2 million in non-cash impairment charges related to various for-sale project and land outparcel transactions.
(3) Amounts presented in 2012 include $4.1 million of infrastructure costs for a commercial development previously sold. This liability was recorded as a reduction of gains previously recognized on the sale.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Basic
Shares	87,454	86,769	87,251	84,142
Operating Partnership Units (OP Units)	7,153	7,191	7,159	7,247
Total Shares & OP Units	94,607	93,960	94,410	91,389

Dilutive Common Share Equivalents	—	241	—	—

Diluted (1)
Shares	87,454	87,010	87,251	84,142
Total Shares & OP Units	94,607	94,201	94,410	91,389

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Net Income Available to Common Shareholders	$4,207	$9,089	$8,160	$3,428
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	340	748	662	293
Total	4,547	9,837	8,822	3,721

Adjustments - Consolidated Properties
Depreciation - Real Estate	32,099	31,531	126,222	126,696
Amortization - Real Estate	1,466	2,047	6,613	8,306
Impairment of Depreciable Asset	—	—	3,251	—
Remove: (Gain) Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(18,530)	(154)	(18,423)	(23,849)
Include: Gain (Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	(4,212)	96	(4,339)	102
Total Adjustments - Consolidated	10,823	33,520	113,324	111,255

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	240	1,524	2,699	6,451
Amortization - Real Estate	59	459	843	2,822
Remove: (Gain) Loss on Sale of Property	(10,109)	(18,787)	(32,508)	(18,765)
Total Adjustments - Unconsolidated	(9,810)	(16,804)	(28,966)	(9,492)

Funds from Operations	$5,560	$26,553	$93,180	$105,484

Income Allocated to Participating Securities	(127)	(179)	(719)	(772)

Funds from Operations Available to Common Shareholders and Unitholders	$5,433	$26,374	$92,461	$104,712

FFO per Share
Basic	$0.06	$0.28	$0.98	$1.15
Diluted	$0.06	$0.28	$0.98	$1.15

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and amortization, gains (or losses) from sales of properties and impairment write-downs of depreciable real estate (all of which are based on historical costs which may be of limited relevance in evaluating current performance),
FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

BALANCE SHEET
($ in 000s)	As of	As of
	12/31/2012	12/31/2011
ASSETS
Real Estate Assets
Operating Properties	$3,489,324	$3,445,455
Undeveloped Land & Construction in Progress	296,153	306,826
Total Real Estate, before Depreciation	3,785,477	3,752,281

Less: Accumulated Depreciation	(804,964)	(731,894)
Real Estate Assets Held for Sale, net	93,450	10,543
Net Real Estate Assets	3,073,963	3,030,930
Cash and Equivalents	11,674	6,452
Restricted Cash	38,128	43,489
Accounts Receivable, net	23,977	26,762
Notes Receivable	42,399	43,787
Prepaid Expenses	19,460	19,912
Deferred Debt and Lease Costs	23,938	22,408
Investment in Unconsolidated Subsidiaries	7,777	12,303
Other Assets	44,892	52,562
Total Assets	$3,286,208	$3,258,605

LIABILITIES
Unsecured Credit Facility	$188,631	$184,000
Notes and Mortgages Payable	1,643,361	1,575,727
Total Debt	1,831,992	1,759,727
Accounts Payable	53,545	50,266
Accrued Interest	10,209	11,923
Accrued Expenses	41,652	15,731
Investment in Unconsolidated Subsidiaries	—	31,577
Other Liabilities	36,751	25,208
Total Liabilities	1,974,149	1,894,432

Redeemable Common Units	162,056	159,582

EQUITY
Limited Partner's Noncontrolling Interest	695	728

Cumulative Earnings	1,276,118	1,267,958
Cumulative Distributions	(1,926,167)	(1,862,838)
Common Equity, including Additional Paid-in Capital	1,974,532	1,965,812
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(25,012)	(16,906)
Total Equity, including Noncontrolling Interest	1,150,003	1,204,591
Total Liabilities and Equity	$3,286,208	$3,258,605

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	12/31/2012	12/31/2011
Basic
Shares	88,212	87,474
Operating Partnership Units (OP Units)	7,153	7,169
Total Shares & OP Units	95,365	94,643

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Fourth Quarter 2012

COMMUNITY PORTFOLIO AT DECEMBER 31, 2012 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	2,679	608	3,287	—	3,287	—	3,287	296	3,583
Birmingham	1,608	—	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	312	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,054	321	4,375	—	4,375	—	4,375	434	4,809
Dallas/Fort Worth	3,688	896	4,584	29	4,613	256	4,869	—	4,869
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	232	1,988	—	1,988	—	1,988	570	2,558
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	2,078	1,036	3,114	—	3,114	—	3,114	—	3,114
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	3,979	1,247	5,226	—	5,226	—	5,226	—	5,226

Total Portfolio	28,943	4,652	33,595	101	33,696	256	33,952	1,300	35,252

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JVs at		Dec 31	Sep 30	June 30	Mar 31	Dec 31
	Communities		Pro Rata % (4)		2012	2012	2012	2012	2011

Atlanta		9.0%	7.9%		97.1%	96.9%	95.5%	96.5%	96.1%
Austin		8.6%	8.5%		95.3%	96.2%	96.7%	96.5%	96.0%
Birmingham		5.0%	4.3%		94.2%	96.7%	96.7%	96.5%	95.3%
Charleston		5.4%	5.4%		95.8%	96.1%	95.3%	96.9%	97.4%
Charlotte		14.4%	13.7%		97.1%	97.9%	96.4%	95.4%	95.9%
Dallas/Fort Worth		11.5%	12.2%		95.8%	97.0%	96.1%	95.1%	92.7%
Huntsville		2.7%	2.3%		93.8%	96.9%	97.4%	95.2%	93.7%
Orlando		7.4%	7.0%		94.5%	95.8%	95.8%	95.3%	96.0%
Phoenix		3.8%	3.3%		95.6%	98.2%	96.6%	95.8%	96.2%
Raleigh		7.9%	10.2%		96.0%	96.7%	95.7%	96.1%	96.1%
Richmond		5.8%	5.0%		95.1%	96.6%	94.0%	96.0%	96.0%
Savannah		5.5%	4.7%		96.2%	97.5%	94.8%	98.2%	96.8%
Other		13.0%	15.5%		95.5%	95.9%	96.2%	96.3%	95.8%

Total Portfolio (5)		100.0%	100.0%		95.8%	96.7%	96.0%	96.1%	95.6%

Same Property (6)					95.8%	96.7%	96.0%	96.0%	95.9%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 646 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 28.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Fourth Quarter 2012
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2012	12/31/2011	Change	12/31/2012	12/31/2011	Change
Property Revenues
Same Property Communities (2)	28,943	$79,277	$75,252	$4,025	$310,859	$294,800	$16,059
Non-Same Property Communities	4,652	12,848	6,644	6,204	40,997	15,934	25,063
Joint Venture Communities (3)	101	288	271	17	1,132	1,576	(444)
Development and Lease Up Communities	1,556	936	—	936	1,462	—	1,462
Dispositions / Other	—	2,979	3,316	(337)	13,143	23,673	(10,530)
Total Property Revenues	35,252	$96,328	$85,483	$10,845	$367,593	$335,983	$31,610

Property Expenses
Same Property Communities (2)	28,943	$30,470	$29,491	$979	$121,990	$119,247	$2,743
Non-Same Property Communities	4,652	5,256	3,018	2,238	16,321	7,223	9,098
Joint Venture Communities (3)	101	121	119	2	506	770	(264)
Development and Lease Up Communities	1,556	667	5	662	1,370	7	1,363
Dispositions / Other	—	1,448	1,576	(128)	6,054	11,220	(5,166)
Total Property Expenses	35,252	$37,962	$34,209	$3,753	$146,241	$138,467	$7,774

Property Net Operating Income
Same Property Communities (2)	28,943	$48,807	$45,761	$3,046	$188,869	$175,553	$13,316
Non-Same Property Communities	4,652	7,592	3,626	3,966	24,676	8,711	15,965
Joint Venture Communities (3)	101	167	152	15	626	806	(180)
Development and Lease Up Communities	1,556	269	(5)	274	92	(7)	99
Dispositions / Other	—	1,531	1,740	(209)	7,089	12,453	(5,364)
Total Property Net Operating Income	35,252	$58,366	$51,274	$7,092	$221,352	$197,516	$23,836

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2012	12/31/2011	Change	12/31/2012	12/31/2011	Change
Capitalized Expenses
Same Property Communities (2)	28,943	$4,570	$6,604	$(2,034)	$22,784	$20,366	$2,418
Non-Same Property Communities	4,652	(163)	(71)	(92)	992	106	886
Joint Venture Communities (3)	101	8	66	(58)	54	194	(140)
Dispositions / Other	—	(301)	51	(352)	1,273	1,940	(667)
Total Property Capitalized Expenses	33,696	$4,114	$6,650	$(2,536)	$25,103	$22,606	$2,497

Capitalized Expenses per Unit
Same Property Communities (2)	28,943	$158	$228	$(70)	$787	$704	$83
Non-Same Property Communities	4,652	(35)	(15)	(20)	213	23	190
Joint Venture Communities	101	79	653	(574)	538	1,932	(1,394)
Total Per Unit	33,696	$122	$197	$(75)	$745	$671	$74

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Fourth Quarter 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED DECEMBER 31, 2012 (1)

		Revenues			Expenses			NOI
	4Q12	4Q11	% Chg	4Q12	4Q11	% Chg	4Q12	4Q11	% Chg

Atlanta	$7,477	$7,139	4.7%	$3,105	$2,942	5.5%	$4,372	$4,197	4.2%
Austin	7,646	7,225	5.8%	3,455	3,132	10.3%	4,191	4,093	2.4%
Birmingham	4,050	3,883	4.3%	1,619	1,542	5.0%	2,431	2,341	3.8%
Charleston	4,269	4,013	6.4%	1,657	1,577	5.1%	2,612	2,436	7.2%
Charlotte	10,600	9,762	8.6%	3,588	3,752	(4.4)%	7,012	6,010	16.7%
Dallas / Fort Worth	10,004	9,289	7.7%	4,411	4,213	4.7%	5,593	5,076	10.2%
Huntsville	2,132	2,121	0.5%	810	767	5.6%	1,322	1,354	(2.4)%
Orlando	5,660	5,442	4.0%	2,042	1,866	9.4%	3,618	3,576	1.2%
Phoenix	2,697	2,604	3.6%	845	950	(11.1)%	1,852	1,654	12.0%
Raleigh	5,725	5,378	6.5%	1,872	1,891	(1.0)%	3,853	3,487	10.5%
Richmond	4,540	4,380	3.7%	1,686	1,641	2.7%	2,854	2,739	4.2%
Savannah	4,126	4,027	2.5%	1,466	1,451	1.0%	2,660	2,576	3.3%
Other	10,351	9,989	3.6%	3,914	3,767	3.9%	6,437	6,222	3.5%

Total Same Property (2)	$79,277	$75,252	5.3%	$30,470	$29,491	3.3%	$48,807	$45,761	6.7%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	4Q12	4Q11	% Chg	4Q12	4Q11	% Chg	4Q12	4Q11	% Chg

Atlanta	96.2%	94.4%	1.8%	$997	$971	2.7%	$818	$790	3.5%
Austin	95.5%	95.9%	(0.4)%	996	937	6.3%	849	793	7.1%
Birmingham	94.7%	94.8%	(0.1)%	886	849	4.4%	757	726	4.3%
Charleston	96.1%	96.5%	(0.4)%	938	878	6.8%	783	740	5.8%
Charlotte	97.6%	95.5%	2.1%	893	840	6.3%	759	709	7.1%
Dallas / Fort Worth	95.8%	93.4%	2.4%	944	899	5.0%	771	743	3.8%
Huntsville	95.2%	92.8%	2.4%	892	912	(2.2)%	732	745	(1.7)%
Orlando	95.7%	95.4%	0.3%	1,123	1,083	3.7%	961	923	4.1%
Phoenix	95.0%	95.7%	(0.7)%	994	952	4.4%	841	810	3.8%
Raleigh	96.0%	96.6%	(0.6)%	957	893	7.2%	821	767	7.0%
Richmond	95.5%	94.9%	0.6%	933	905	3.1%	765	742	3.1%
Savannah	97.6%	97.1%	0.5%	981	962	2.0%	826	813	1.6%
Other	95.4%	95.3%	0.1%	909	878	3.5%	773	754	2.5%

Total Same Property (2)	96.0%	95.2%	0.8%	$951	$910	4.5%	$799	$766	4.3%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year Ended 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 (1)

		Revenues			Expenses			NOI
	2012	2011	% Chg	2012	2011	% Chg	2012	2011	% Chg

Atlanta	$29,285	$28,013	4.5%	$12,542	$12,026	4.3%	$16,743	$15,987	4.7%
Austin	30,116	28,216	6.7%	13,217	12,707	4.0%	16,899	15,509	9.0%
Birmingham	16,136	15,264	5.7%	6,453	6,361	1.4%	9,683	8,903	8.8%
Charleston	16,721	15,831	5.6%	6,561	6,384	2.8%	10,160	9,447	7.5%
Charlotte	41,031	37,836	8.4%	14,857	15,002	(1.0)%	26,174	22,834	14.6%
Dallas / Fort Worth	38,766	36,559	6.0%	17,638	17,021	3.6%	21,128	19,538	8.1%
Huntsville	8,540	8,392	1.8%	3,228	3,101	4.1%	5,312	5,291	0.4%
Orlando	22,292	21,329	4.5%	8,270	7,852	5.3%	14,022	13,477	4.0%
Phoenix	10,752	10,026	7.2%	3,549	3,670	(3.3)%	7,203	6,356	13.3%
Raleigh	22,112	20,883	5.9%	7,590	7,629	(0.5)%	14,522	13,254	9.6%
Richmond	17,777	17,264	3.0%	6,739	6,680	0.9%	11,038	10,584	4.3%
Savannah	16,267	15,796	3.0%	5,840	5,706	2.3%	10,427	10,090	3.3%
Other	41,064	39,391	4.2%	15,506	15,108	2.6%	25,558	24,283	5.3%

Total Same Property (2)	$310,859	$294,800	5.4%	$121,990	$119,247	2.3%	$188,869	$175,553	7.6%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	2012	2011	% Chg	2012	2011	% Chg	2012	2011	% Chg

Atlanta	95.3%	94.2%	1.1%	$985	$954	3.2%	$806	$778	3.6%
Austin	95.8%	96.0%	(0.2)%	978	914	7.0%	826	768	7.6%
Birmingham	95.8%	95.2%	0.6%	873	831	5.1%	743	712	4.4%
Charleston	95.9%	97.0%	(1.1)%	921	862	6.8%	769	719	7.0%
Charlotte	96.2%	95.3%	0.9%	877	816	7.5%	739	689	7.3%
Dallas / Fort Worth	94.7%	94.3%	0.4%	925	876	5.6%	763	728	4.8%
Huntsville	95.2%	95.2%	—%	894	879	1.7%	735	725	1.4%
Orlando	95.2%	95.6%	(0.4)%	1,111	1,059	4.9%	949	905	4.9%
Phoenix	95.6%	94.7%	0.9%	984	927	6.1%	832	790	5.3%
Raleigh	95.7%	96.2%	(0.5)%	927	871	6.4%	796	750	6.1%
Richmond	94.6%	94.8%	(0.2)%	921	892	3.3%	758	732	3.6%
Savannah	96.7%	97.8%	(1.1)%	975	936	4.2%	821	790	3.9%
Other	95.2%	95.4%	(0.2)%	903	864	4.5%	768	740	3.8%

Total Same Property (2)	95.5%	95.4%	0.1%	$937	$890	5.3%	$787	$749	5.1%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Fourth Quarter 2012
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	4Q12	3Q12	% Chg	4Q12	3Q12	% Chg	4Q12	3Q12	% Chg

Atlanta	$7,477	$7,335	1.9%	$3,105	$3,351	(7.3)%	$4,372	$3,984	9.7%
Austin	7,646	7,665	(0.2)%	3,455	3,459	(0.1)%	4,191	4,206	(0.4)%
Birmingham	4,050	4,113	(1.5)%	1,619	1,687	(4.0)%	2,431	2,426	0.2%
Charleston	4,269	4,212	1.4%	1,657	1,699	(2.5)%	2,612	2,513	3.9%
Charlotte	10,600	10,497	1.0%	3,588	3,856	(7.0)%	7,012	6,641	5.6%
Dallas / Fort Worth	10,004	9,861	1.5%	4,411	4,598	(4.1)%	5,593	5,263	6.3%
Huntsville	2,132	2,156	(1.1)%	810	818	(1.0)%	1,322	1,338	(1.2)%
Orlando	5,660	5,649	0.2%	2,042	2,130	(4.1)%	3,618	3,519	2.8%
Phoenix	2,697	2,718	(0.8)%	845	934	(9.5)%	1,852	1,784	3.8%
Raleigh	5,725	5,637	1.6%	1,872	2,010	(6.9)%	3,853	3,627	6.2%
Richmond	4,540	4,467	1.6%	1,686	1,728	(2.4)%	2,854	2,739	4.2%
Savannah	4,126	4,033	2.3%	1,466	1,553	(5.6)%	2,660	2,480	7.3%
Other	10,351	10,383	(0.3)%	3,914	3,946	(0.8)%	6,437	6,437	—%

Total Same Property (1)	$79,277	$78,726	0.7%	$30,470	$31,769	(4.1)%	$48,807	$46,957	3.9%

	Financial Occupancy (2)			Revenue per Unit (3)			Rent per Unit (4)
	4Q12	3Q12	% Chg	4Q12	3Q12	% Chg	4Q12	3Q12	% Chg

Atlanta	96.2%	94.8%	1.4%	$997	$993	0.4%	$818	$813	0.6%
Austin	95.5%	95.9%	(0.4)%	996	995	0.1%	849	840	1.1%
Birmingham	94.7%	96.5%	(1.8)%	886	884	0.2%	757	750	0.9%
Charleston	96.1%	95.3%	0.8%	938	934	0.4%	783	778	0.6%
Charlotte	97.6%	96.6%	1.0%	893	893	—%	759	750	1.2%
Dallas / Fort Worth	95.8%	95.6%	0.2%	944	932	1.3%	771	772	(0.1)%
Huntsville	95.2%	96.3%	(1.1)%	892	893	(0.1)%	732	736	(0.5)%
Orlando	95.7%	95.5%	0.2%	1,123	1,123	—%	961	954	0.7%
Phoenix	95.0%	96.7%	(1.7)%	994	984	1.0%	841	828	1.6%
Raleigh	96.0%	96.6%	(0.6)%	957	936	2.2%	821	805	2.0%
Richmond	95.5%	93.8%	1.7%	933	934	(0.1)%	765	767	(0.3)%
Savannah	97.6%	95.4%	2.2%	981	981	—%	826	821	0.6%
Other	95.4%	96.1%	(0.7)%	909	905	0.4%	773	767	0.8%

Total Same Property (1)	96.0%	95.8%	0.2%	$951	$947	0.4%	$799	$794	0.6%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Revenue per Unit is total revenue divided by total number of occupied units.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Fourth Quarter 2012
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED DECEMBER 31, 2012

					% of Operating Expense
	4Q12	4Q11	$ Change	% Change	4Q12	4Q11	Change

On-site Payroll (1)	$7,901	$7,794	$107	1.4%	25.9%	26.4%	(0.5)%
Real Estate Taxes	7,647	7,357	290	3.9%	25.1%	24.9%	0.2%
Utilities (2)	7,225	6,903	322	4.7%	23.7%	23.4%	0.3%
Repairs and Maintenance (3)	4,906	4,619	287	6.2%	16.1%	15.7%	0.4%
Insurance	1,171	1,148	23	2.0%	3.8%	3.9%	(0.1)%
General and Administrative	1,072	1,114	(42)	(3.8)%	3.5%	3.8%	(0.3)%
Advertising and Promotions	548	556	(8)	(1.4)%	1.8%	1.9%	(0.1)%

Total Same Property (4)	$30,470	$29,491	$979	3.3%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012

					% of Operating Expenses
	2012	2011	$ Change	% Change	2012	2011	Change

On-site Payroll (1)	$31,616	$30,370	$1,246	4.1%	25.9%	25.5%	0.4%
Real Estate Taxes	30,430	29,222	1,208	4.1%	24.9%	24.5%	0.4%
Utilities (2)	28,064	27,425	639	2.3%	23.0%	23.0%	—%
Repairs and Maintenance (3)	20,917	20,781	136	0.7%	17.1%	17.4%	(0.3)%
Insurance	4,331	4,493	(162)	(3.6)%	3.6%	3.8%	(0.2)%
General and Administrative	4,357	4,428	(71)	(1.6)%	3.6%	3.7%	(0.1)%
Advertising and Promotions	2,275	2,528	(253)	(10.0)%	1.9%	2.1%	(0.2)%

Total Same Property (4)	$121,990	$119,247	$2,743	2.3%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Twelve Months Ended
OPERATING DATA (1)	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Property Revenues
Rental Revenue	$1,359	$6,375	$12,478	$27,395
Other Property Revenue	85	226	799	1,045
Total Property Revenues	1,444	6,601	13,277	28,440

Property Expenses
Property Operating and Maintenance	297	1,451	3,021	5,916
Taxes, Licenses and Insurance	128	647	1,476	2,949
Total Property Expenses	425	2,098	4,497	8,865

Net Operating Income (NOI)	1,019	4,503	8,780	19,575

Other Income (Expenses)
Interest, net	(619)	(2,587)	(5,858)	(11,207)
Depreciation and Amortization (2)	(136)	(4,966)	(2,949)	(12,403)
Other	(15)	(87)	(619)	(232)
Total Other Expenses	(770)	(7,640)	(9,426)	(23,842)

Gain on Sale of Properties, net	10,109	21,725	32,508	21,764
Income from Partially-Owned Investments	$10,358	$18,588	$31,862	$17,497

			As of
BALANCE SHEET DATA (3)			12/31/2012	12/31/2011

Real Estate Assets, net (4)			$105,067	$1,058,107
Other Assets, net			10,347	78,564
Total Assets			115,414	1,136,671

Notes Payable			83,738	957,068
Other Liabilities			2,238	106,068
Total Liabilities			85,976	1,063,136

Member's Equity			29,438	73,535
Total Liabilities and Member's Equity			$115,414	$1,136,671

Colonial's Equity Investment (5)			$7,777	$(19,274)
Colonial's Pro-rata Share of Debt			$20,697	$147,842

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture. In addition, effective
December 31, 2012, the Company disposed of its remaining 10% ownership interest in the 9-asset Bluerock joint venture.
(5) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as a "Liability" on the Company's Balance
Sheet as of December 31, 2011.

COLONIAL PROPERTIES TRUST
Real Estate Joint Ventures
December 31, 2012
($ in 000s)

JOINT VENTURE INVESTMENTS
	MULTIFAMILY	COMMERCIAL				TOTAL
		DRA/CLP (1)	Bluerock (2)	Other	Total Commercial

Number of Properties	4	—	—	3	3	7
Total Units/GLA (3)	646	—	—	833	833
Gross Investments in Real Estate (4)	$70,142	$—	$—	$52,808	$52,808	$122,950
Construction in Progress	$12,693	$—	$—	$8	$8	$12,701
Mortgages and Notes Payable	$43,835	$—	$—	$39,902	$39,902	$83,737
Ownership Interest	16%	—%	—%	31%
Average Interest Rate	5.79%	—%	—%	5.46%
Average Remaining Term (in months)	36	—	—	7
% Fixed Rate Debt	100%	—%	—%	100%
% Variable Rate Debt	—%	—%	—%	—%

JOINT VENTURE OPERATING SUMMARY FOR THE THREE MONTHS ENDED DECEMBER 31, 2012
	MULTIFAMILY	COMMERCIAL				TOTAL
		DRA/CLP (1)	Bluerock (2)	Other	Total Commercial

Total Revenue	$1,861	$—	$6,577	$1,588	$8,165	$10,026
Operating Expenses	854	—	2,112	462	2,574	3,428
Net Operating Income	1,007	—	4,465	1,126	5,591	6,598
Interest Expense	625	—	3,324	564	3,888	4,513
Gain on Sale of Property	(14,115)	—	—	—	—	(14,115)
Depreciation & Amortization	643	—	2,436	133	2,569	3,212
Other (Income) Expenses	18	—	25	21	46	64
Net Income (Loss)	$13,836	$—	$(1,320)	$408	$(912)	$12,924

Colonial Share of Net Income (Loss) (5)	$2,777	$(50)	$7,351	$280	$7,581	$10,358

JOINT VENTURE OPERATING SUMMARY FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012
	MULTIFAMILY	COMMERCIAL				TOTAL
		DRA/CLP (1)	Bluerock (2)	Other	Total Commercial

Total Revenue	$10,264	$46,173	$25,810	$6,543	$78,526	$88,790
Operating Expenses	4,796	18,695	8,046	1,876	28,617	33,413
Net Operating Income	5,468	27,478	17,764	4,667	49,909	55,377
Interest Expense	3,251	21,042	13,247	2,359	36,648	39,899
Gain on Sale of Property	(14,115)	—	—	—	—	(14,115)
Depreciation & Amortization	3,447	17,468	10,296	914	28,678	32,125
Impairment and Other Losses	1,148	—	—	193	193	1,341
Other (Income) Expenses	83	114	99	103	316	399
Net Income (Loss)	$11,654	$(11,146)	$(5,878)	$1,098	$(15,926)	$(4,272)

Colonial Share of Net Income (5)	$2,192	$21,739	$7,195	$736	$29,670	$31,862

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-32.

(1) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.
(2) Effective December 31, 2012, the Company disposed of its 10% ownership interest in the 9-asset Bluerock joint venture.
(3) Gross leasable area (in 000s) includes anchor-owned square footage.
(4) Represents gross investment in real estate at 100% (excluding depreciation).
(5) Includes amortization or release of excess basis differences, management fee eliminations and gains (losses) recognized on the sale of our ownership interest for certain joint ventures.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Fourth Quarter 2012
	As of				As of
	12/31/2012	12/31/2011			12/31/2012	12/31/2011
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.24	$26.01	Consolidated		1,154	1,154
Unconsolidated	14.79	19.34	Unconsolidated (2)(3)		10	918
Retail (1)			Retail
Consolidated	$22.40	$22.45	Consolidated		1,013	1,252
Unconsolidated	20.37	20.49	Unconsolidated (2)(3)		91	164
Base rent per square foot - Cash
Office
Consolidated	$26.54	$25.58
Unconsolidated	14.95	19.27
Retail (1)
Consolidated	$22.29	$22.43
Unconsolidated	20.28	20.53

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See Appendix page
31 for additional details.
(3) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture. In addition, effective December 31, 2012, the Company disposed of its remaining 10% ownership interest in the 9-asset Bluerock joint venture.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2013	22	2%	$509	2%	22	2%	$509	2%
2014	64	6%	1,460	7%	60	6%	1,407	6%
2015	71	6%	1,417	6%	56	5%	1,192	5%
2016	42	4%	804	4%	42	4%	804	4%
2017	179	16%	3,306	15%	179	16%	3,306	15%
2018+	731	66%	14,632	66%	731	67%	14,632	67%
Total Leased SF	1,109		$22,128		1,090		$21,850

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2013	128	11%	$2,138	12%	95	10%	$1,562	10%
2014	55	5%	1,211	7%	48	5%	1,089	7%
2015	122	10%	1,766	10%	83	8%	1,380	9%
2016	145	12%	1,289	7%	140	14%	1,200	8%
2017	107	9%	1,728	9%	52	5%	1,184	7%
2018+	642	54%	10,397	56%	582	58%	9,402	59%
Total Leased SF	1,199		$18,529		1,000		$15,817

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Twelve Months Ended
Capital Expenditures ($ in 000s)			12/31/2012	12/31/2011	12/31/2012	12/31/2011
Regular Maintenance			$179	$480	$420	$742
Tenant Improvements			172	1,998	1,185	2,625
Leasing Commissions			943	407	1,449	1,348
Total			$1,294	$2,885	$3,054	$4,715
Less: Unconsolidated Assets			(226)	(1,275)	(1,503)	(2,733)
Total - Consolidated Assets			$1,068	$1,610	$1,551	$1,982

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Twelve Months Ended
Capital Expenditures ($ in 000s)			12/31/2012	12/31/2011	12/31/2012	12/31/2011
Regular Maintenance			$385	$169	$715	$231
Tenant Improvements			84	611	115	715
Leasing Commissions			69	171	298	428
Total			$538	$951	$1,128	$1,374
Less: Unconsolidated Assets			(10)	(733)	(85)	(900)
Total - Consolidated Assets			$528	$218	$1,043	$474

COLONIAL PROPERTIES TRUST
Real Estate Activities
Fourth Quarter 2012

ACQUISITIONS
					Acquisition	Stabilized
	Location		Date	Units	Basis	Cap Rate	Remarks
					($ MM)
Multifamily
Colonial Grand at Brier Falls	Raleigh, NC		Jan 2012	350	$45.0	5.6%
Colonial Grand at Fairview	Dallas, TX		May 2012	256	29.8	6.6%
Colonial Grand at Research Park	Raleigh, NC		Oct 2012	370	38.0	6.1%	Acquired remaining 80% interest in asset.
Colonial Reserve at Las Colinas	Dallas, TX		Nov 2012	306	42.8	5.2%
Colonial Grand at Canyon Ranch	Austin, TX		Nov 2012	272	24.5	5.3%
Total Acquisitions					$180.1

DISPOSITIONS

					Sales	Cap
	Location		Date	Units/SF	Price	Rate	Remarks
				(SF-000s)	($ MM)
Multifamily
Autumn Hill	Charlottesville, VA		Dec 2012	425	$32.0	6.4%	(1)
Colonial Village at Canyon Hills	Austin, TX		Dec 2012	229	16.9	6.4%	(1)
Colonial Village at Highland Hills	Raleigh, NC		Dec 2012	250	17.8	6.4%	(1)
Heatherwood	Charlotte, NC		Dec 2012	476	28.8	6.4%	(1)
					$95.5

Commercial
Colonial Promenade Madison	Huntsville, AL		Feb 2012	111	$3.0	8.4%	25% Ownership Interest
DRA/CLP (18 assets)	Multiple		Jun 2012	5,220	113.3	7.2%	15% Ownership Interest
Colonial Promenade Alabaster	Birmingham, AL		Oct 2012	612	37.4	8.2%
Bluerock (9 assets)	Huntsville, AL		Dec 2012	1,703	19.4	9.4%	10% Ownership Interest
					$173.1
Total Dispositions					$268.6

(1) These property dispositions were part of a single transaction and had a weighted average cap rate of 6.4%.

RESIDENTIAL FOR-SALE DEVELOPMENTS
					Units	Units
			Average Price		Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$388,570	4Q12 - 4Q13	2	96	1	4
Whitehouse Creek (lots)	Mobile, AL	59	$61,825	2Q13 - 4Q16	—	20	—	39
		160			2	116	1	43

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
						Initial			Development Costs
		Units / SF (1)			Start	Occp.	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Date	Cost	4Q12	After
Multifamily
CG at Double Creek	Austin, TX	296	224	185	1Q11	3Q12	1Q13	2Q13	$31.7	$27.3	$4.4
CG at Lake Mary (Phase II)	Orlando, FL	108	36	15	1Q12	4Q12	1Q13	2Q13	13.9	11.4	2.5
CR at South End	Charlotte, NC	353	n/a	3	1Q12	2Q13	4Q13	4Q14	59.3	26.1	33.2
CG at Ayrsley (Phase II)	Charlotte, NC	81	n/a	n/a	2Q12	2Q13	2Q13	2Q14	9.1	3.5	5.6
CG at Randal Lakes	Orlando, FL	462	n/a	n/a	2Q12	3Q13	1Q14	1Q15	57.0	19.6	37.4
		1,300							$171.0	$87.9	$83.1
Commercial
Brookwood West Retail	Birmingham, AL	41,300			4Q12	3Q13	3Q13		$8.3	$0.9	$7.4

				Total Active Development Projects					$179.3	$88.8	$90.5
				Future Development Projects (see below)						77.6
				Investment Land (see below)						129.8
				Total Properties Under Development (per Balance Sheet)						$296.2

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
						Future		Investment		Held
	Location	Units / SF (1)				Development		Land		For Sale
Multifamily
CG at Thunderbird	Phoenix, AZ		244			$8.0		$—		$—
CG at Sweetwater	Phoenix, AZ		195			7.2		—		—
CG at Azure	Las Vegas, NV		438			10.6		—		—
CG at Bellevue (Phase II)	Nashville, TN		220			3.7
CG at Randal Park	Orlando, FL		314			6.3
Total Multifamily Assets						$35.8		$—		$—

Commercial
Colonial Promenade Huntsville	Huntsville, AL					$5.2		$—		$—
Colonial Promenade Nord du Lac (2)	Covington, LA		236,000			25.6		—		—
Randal Park	Orlando, FL					11.0		—		—
Outparcels / Pads						—		17.6		2.8
Total Commercial Assets						$41.8		$17.6		$2.8

Multifamily						$—		$3.4		$19.1
Commercial						—		42.1		65.7
Condo / Townhome						—		—		3.5
For-sale Residential Land						—		66.7		2.4
Total Projects						$77.6		$129.8		$93.5

(1) Units refer to multifamily apartment units. Square feet refers to commercial space and excludes space owned by anchor tenants.
(2) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2012

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mt'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$188,631	10%	1.6%	3.2	$188,631	10%	1.6%	3.2
Unsecured Other	951,417	52%	5.1%	3.3	951,417	51%	5.1%	3.3
Secured	691,944	38%	5.6%	6.2	712,641	39%	5.6%	6.1
Total Debt	$1,831,992	100%	4.9%	4.4	$1,852,689	100%	4.9%	4.4

Fixed/Floating
Fixed Rate Debt	$1,630,896	89%	5.3%	4.5	$1,651,593	89%	5.3%	4.5
Floating Rate Debt	201,096	11%	1.7%	3.2	201,096	11%	1.7%	3.2
Total Debt	$1,831,992	100%	4.9%	4.4	$1,852,689	100%	4.9%	4.4

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	12/31/2012	12/31/2011	Interest Rate	Due

Floating	$188,631	$184,000	1.61%	3/29/2016
Total Outstanding on LOC	$188,631	$184,000	1.61%

Notes:
- In addition to the $500MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 10 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 140.0 bps, and the facility fee is 30.0 bps.
- 4-year facility through March 2016, plus a 1-year extension option.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2012

PUBLIC RATINGS
					Senior Unsecured
					Rating	Outlook
Moody's Investor Services	Karen Nickerson		212-553-4924		Baa3	Stable
Standard & Poor's	Eugene Nusinzon		212-438-2449		BBB-	Positive

COVERAGE RATIOS
			4Q11	YE '11		4Q12	YE '12
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.6	0.6		(0.1)	0.5

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.3	2.3		2.3	2.4
Fixed Charge Coverage (3)			2.2	2.2		2.2	2.3
Fixed Charge w/ Capitalized Interest (4)			2.1	2.2		2.2	2.2

See Page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges for the three and twelve months ended December 31, 2012 and 2011 is primarily a result of non-cash depreciation and amortization expense.
(2) Adjusted EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) Adjusted EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) Adjusted EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The
Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Total Debt to Total Assets cannot exceed 60%	47.8%	45.9%	45.7%	46.6%	46.9%	46.3%	46.0%	46.0%
Secured Debt to Total Assets cannot
exceed 40%	21.7%	21.3%	21.4%	20.5%	20.2%	17.9%	17.9%	17.6%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	250.9%	270.0%	279.2%	259.6%	254.1%	248.1%	248.9%	247.5%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.1x	2.2x	2.2x	2.2x	2.2x	2.2x	2.2x	2.3x

COLONIAL PROPERTIES TURST
Debt Summary
As of December 31, 2012

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Consolidated Debt	$1,767,619	$1,703,998	$1,681,720	$1,759,727	$1,801,759	$1,842,032	$1,827,764	$1,831,992
Unconsolidated Debt	200,887	188,992	188,803	147,842	147,668	35,932	35,743	20,697
Total Debt	1,968,506	1,892,990	1,870,523	1,907,569	1,949,427	1,877,964	1,863,507	1,852,689
Preferred Stock
7.25% Series B (Units) (1)	50,000	50,000	50,000	—	—	—	—	—

Market Equity (Shares & Units)	1,737,178	1,919,631	1,717,119	1,974,253	2,065,932	2,107,285	2,005,364	2,037,959
Total Market Capitalization	$3,755,684	$3,862,621	$3,637,642	$3,881,822	$4,015,359	$3,985,249	$3,868,871	$3,890,648

Debt / Total Market Capitalization	52.4%	49.0%	51.4%	49.1%	48.5%	47.1%	48.2%	47.6%

(1) During December 2011, the Company redeemed the remaining 50% of its outstanding Series B Units.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	4Q12	4Q11	YE 12	YE 11
Consolidated
Straight Line Rents	20	299	469	1,766
Percentage Rents	63	50	342	318
Interest Expense	22,718	22,991	92,085	87,667
Capitalized Interest	286	193	1,210	438
Debt - Principal Amortization	849	564	2,717	1,969
Preferred Dividend Payments	—	867	—	3,586
Amortization of Deferred Financing Costs	1,412	1,252	5,697	4,787
Amortization of Stock Compensation	2,005	1,536	8,092	6,013
Unconsolidated (1)
Straight Line Rents	2	83	207	308
Interest Expense	617	2,565	5,818	11,124
Debt - Principal Amortization	150	206	701	772
Amortization of Deferred Financing Costs	3	25	45	94

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with
GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	4Q12	4Q11	YE 12	YE 11
Acquisitions
Multifamily	$105,340	$34,050	$180,115	$234,845
Acquisitions, Consolidated Assets	$105,340	$34,050	$180,115	$234,845

Development Expenditures
Multifamily	$18,300	$15,536	$76,127	$35,816
Commercial	3,435	5,109	17,396	10,187
For-Sale / Other	351	747	2,251	1,060
Total, including subs	22,086	21,392	95,774	47,063
Less: Infrastructure Reimbursement from City/County	—	—	—	(267)
Development, Consolidated Assets	$22,086	$21,392	$95,774	$46,796

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$95,438	$—	$95,438	$105,750
Commercial	38,150	90,120	46,730	90,120
For-Sale / Other	2,723	3,959	6,785	7,622
Outparcels / Land	2,035	—	4,437	12,430
Corporate Assets	—	—	96	—
Total, including subs	138,346	94,079	153,486	215,922
Selling Costs	2,055	(1,373)	1,328	(2,971)
Outparcels / Land	(2,035)	—	(4,174)	(11,925)
Less: Unconsolidated - net (1)	(750)	(65,825)	(4,013)	(66,330)
Sales, Net - Consolidated Assets	$137,616	$26,881	$146,627	$134,696

(1) Outparcels/Land sales for the twelve months ended December 31, 2012 and 2011 include outparcel sales at some of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data in making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	4Q12	4Q11	YE 12	YE 11
Divisional Total Revenues
Multifamily - Same Property	$79,277	$75,252	$310,859	$294,800
Multifamily - Non-Same Property (1)	17,060	10,249	56,771	41,247
Commercial	13,003	19,401	62,084	77,850
Total Divisional Revenues	109,340	104,902	429,714	413,897

Less: Unconsolidated Revenue - Multifamily	(291)	(459)	(1,731)	(2,336)
Less: Unconsolidated Revenue - Commercial	(1,148)	(6,129)	(11,500)	(26,046)
Discontinued Operations	(6,512)	(7,091)	(28,651)	(40,173)
Unallocated Corporate Revenue	1,622	2,097	5,712	8,047
Consolidated Revenue Adjusted - '11 Discontinued Operations (2)	103,011	93,320	393,544	353,389

Add: Additional Discontinued Operations Revenue, post filing (3)	—	7,048	—	27,921
Total Consolidated Revenue, per 10-Q/10-K (4)	$103,011	$100,368	$393,544	$381,310

RECONCILIATION OF EXPENSES

	4Q12	4Q11	YE 12	YE 11
Divisional Total Expenses
Multifamily - Same Property	$30,470	$29,491	$121,990	$119,247
Multifamily - Non-Same Property (1)	7,811	5,080	25,704	20,756
Commercial	4,315	6,218	20,483	25,076
Total Divisional Expenses	42,596	40,789	168,177	165,079

Less: Unconsolidated Expenses - Multifamily	(135)	(211)	(807)	(1,153)
Less: Unconsolidated Expenses - Commercial	(340)	(2,147)	(4,160)	(8,728)
Discontinued Operations	(2,615)	(3,071)	(11,140)	(17,051)
Total Property Operating Expenses	39,506	35,360	152,070	138,147
Property Management Expense	3,773	2,187	12,858	9,185
General and Administrative Expense	5,507	4,844	22,615	20,439
Management Fees and Other Expenses	1,092	2,386	6,298	8,067
Restructuring Charges	1,848	153	1,848	153
Investment and Development Expenses (5)	653	344	1,285	1,781
Impairment and Other Losses	21,321	3,392	26,013	5,736
Depreciation	32,259	29,085	120,993	113,475
Amortization	1,425	1,804	6,122	7,446
Consolidated Expense Adjusted - '11 Discontinued Operations (2)	107,384	79,555	350,102	304,429

Add: Additional Discontinued Operations Expense, post filing (3)	—	5,316	—	21,376
Total Consolidated Expense, per 10-Q/10-K (4)	$107,384	$84,871	$350,102	$325,805

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	4Q12	4Q11	YE 12	YE 11
Divisional Total NOI
Multifamily - Same Property	$48,807	$45,761	$188,869	$175,553
Multifamily - Non-Same Property (1)	9,249	5,169	31,067	20,491
Commercial	8,688	13,183	41,601	52,774
Total Divisional NOI	66,744	64,113	261,537	248,818

Less: Unconsolidated NOI - Multifamily	(156)	(248)	(924)	(1,183)
Less: Unconsolidated NOI - Commercial	(808)	(3,982)	(7,340)	(17,318)
Discontinued Operations	(3,897)	(4,020)	(17,511)	(23,122)
Unallocated Corporate Revenue	1,622	2,097	5,712	8,047
Property Management Expense	(3,773)	(2,187)	(12,858)	(9,185)
General and Administrative Expense	(5,507)	(4,844)	(22,615)	(20,439)
Management Fees and Other Expenses	(1,092)	(2,386)	(6,298)	(8,067)
Restructuring Charges	(1,848)	(153)	(1,848)	(153)
Investment and Development Expenses (5)	(653)	(344)	(1,285)	(1,781)
Impairment and Other Losses	(21,321)	(3,392)	(26,013)	(5,736)
Depreciation	(32,259)	(29,085)	(120,993)	(113,475)
Amortization	(1,425)	(1,804)	(6,122)	(7,446)
Income from Operations	(4,373)	13,765	43,442	48,960
Total Other Income (Expense)	(17,709)	(5,415)	(68,564)	(73,079)
(Loss) Income from Continuing Operations (6)	(22,082)	8,350	(25,122)	(24,119)
Discontinued Operations	—	1,735		6,527
(Loss) Income from Continuing Operations, per 10-Q/10-K (4)	$(22,082)	$10,085	$(25,122)	$(17,592)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) (Loss) Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with ASC 205-20.

DATA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2012 AND 2011

	4Q12	4Q11	YE 12	YE 11
Assets Sold
Revenue from Assets Sold	$3,241	$4,119	$15,909	$28,472
Expenses from Assets Sold	1,712	2,108	7,216	13,167
NOI from Assets Sold	$1,529	$2,011	$8,693	$15,305

Assets Held for Sale
Revenue from Assets Held for Sale	$3,270	$2,973	$12,741	$11,702
Expense from Assets Held for Sale	902	964	3,923	3,885
NOI from Assets Held for Sale	$2,368	$2,009	$8,818	$7,817

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS

NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2012). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	4Q12	4Q11	YE 12	YE 11
Income from discontinued operations	$3,900	$1,121	$11,258	$6,565
Adjustment for:
Interest (income) expense, net	(3)	(3)	(12)	1,111
Debt cost amortization expense	—	—	—	20
Depreciation and amortization expenses	—	2,902	6,265	15,426
NOI from discontinued operations	$3,897	$4,020	$17,511	$23,122

NOI from assets sold	$1,529	$2,011	$8,693	$15,305
NOI from assets held for sale	2,368	2,009	8,818	7,817

NOI from discontinued operations	$3,897	$4,020	$17,511	$23,122

ADJUSTED EBITDA RECONCILIATION

	4Q12	4Q11	YE 12	YE 11
Net Income Available to Common Shareholders	$4,207	$9,089	$8,160	$3,428

Consolidated
Noncontrolling Interest	340	748	662	293
Income - Unconsolidated Assets	(10,358)	(18,588)	(31,862)	(17,497)
Preferred Dividends	—	867	—	3,586
Preferred Share/Unit Issuance Costs	—	1,319	—	1,319
Preferred Unit Repurchase Gains	—	(2,500)	—	(2,500)
Interest Expense	22,718	22,991	92,085	87,667
Amortization of Deferred Financing Costs	1,412	1,252	5,697	4,787
Income Tax Expense	218	222	907	962
Depreciation & Amortization	33,684	33,791	133,380	136,347
(Gain)/Loss on Sale of Property (Continuing & Discontinued Operations)	(18,531)	(154)	(18,423)	(23,848)
Gain/(Loss) - Undepreciated Property (1)	(4,211)	96	(4,339)	102
Impairment and Other Losses, excluding Casualty Losses	20,871	3,250	25,533	5,023
Amortization of Stock-Based Compensation Expense	2,005	1,536	8,092	6,013
Adjusted EBITDA from Consolidated Properties	52,355	53,919	219,892	205,682
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated	10,358	18,588	31,862	17,497
Interest Expense	617	2,565	5,818	11,124
Amortization of Deferred Financing Costs	3	25	45	94
Depreciation & Amortization	366	2,384	4,500	11,432
Impairment	—	—	556	18
Gain on Sale of Property	(10,109)	(18,787)	(32,508)	(18,765)
Adjusted EBITDA	$53,590	$58,694	$230,165	$227,082

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	4Q12	4Q11	YE 12	YE 11
Earnings
Net Income (before preferred shares)	$4,207	$7,908	$8,160	$2,247
Discontinued Operations:
Income from Discontinued Operations	(3,900)	(1,121)	(11,258)	(6,565)
Noncontrolling Interest in CRLP	1,998	90	2,555	2,387
Gains on Disposal of Discontinued Operations	(22,743)	(58)	(22,729)	(23,733)
CRLP Noncontrolling Interest - Common U/H	(1,658)	658	(1,893)	(2,094)
(Gains)/Losses from Sales of Property, net of Income Taxes	4,212	(96)	4,306	(115)
Noncontrolling Interest of Limited Partners	14	6	43	53
Income Tax Expense	218	222	907	962
Income from Partially-Owned Investments	(10,358)	(18,588)	(31,862)	(17,497)
	(28,010)	(10,979)	(51,771)	(44,355)
Amortization of Interest Capitalized	487	495	1,971	1,986
Capitalized Interest	(286)	(193)	(1,210)	(438)
Distributions from Partially-Owned Investments	269	653	925	3,737
Fixed Charges, from below	24,416	25,303	98,992	96,478
Earnings	$(3,124)	$15,279	$48,907	$57,408

Fixed Charges
Interest Expense	$22,718	$22,991	$92,085	$87,667
Capitalized Interest	286	193	1,210	438
Amortization of Deferred Financing Costs	1,412	1,252	5,697	4,787
Distributions to Series B Preferred Unitholders	—	867	—	3,586
Total	$24,416	$25,303	$98,992	$96,478

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	4Q12	4Q11	YE 12	YE 11
Interest Coverage Denominator
Interest Expense	$22,718	$22,991	$92,085	$87,667
Interest Expense - Unconsolidated	617	2,565	5,818	11,124
Total Interest Expense	$23,335	$25,556	$97,903	$98,791

Fixed Charge Denominator
Add: Preferred Dividend Payments	$—	$867	$—	$3,586
Debt Principal Amortization	849	564	2,717	1,969
Debt Principal Amortization - Unconsolidated	150	206	701	772
Total Fixed Charges	$24,334	$27,193	$101,321	$105,118

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	286	193	1,210	438
Total Fixed Charges w/ Capitalized Interest	$24,620	$27,386	$102,531	$105,556

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2012
Appendix
			Year Built /		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Avg Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	97.3%	$774	$988	$0.82	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	96.7%	906	1,083	0.65	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	96.9%	829	980	0.80
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	97.6%	760	998	0.71	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	97.7%	1,066	1,141	0.87	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	98.4%	735	899	0.73	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	99.1%	861	1,017	0.66	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	98.3%	846	1,034	0.59	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	94.0%	812	985	0.74	S
	Total	9	16.1 Years		2,956	97.1%	$820	$995	$0.73
	Same Store	8	16.1 Years		2,598	97.2%	$818	$997	$0.72
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	95.3%	$799	$947	$0.92	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	94.0%	874	1,031	0.82	S
CG at Canyon Ranch	Austin	TX	2003	100.0%	272	98.5%	870	1,015	0.90
CG at Onion Creek	Austin	TX	2008	100.0%	300	95.0%	974	1,145	0.91	S
CG at Round Rock	Austin	TX	2007	100.0%	422	94.3%	891	1,004	0.86	S
CG at Silverado	Austin	TX	2004	100.0%	238	95.4%	849	971	0.80	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	94.5%	959	1,107	0.89	S
CG at Wells Branch	Austin	TX	2007	100.0%	336	94.6%	900	1,024	0.92
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	95.3%	764	931	0.87	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	97.8%	726	869	0.80	S
	Total	10	8.5 Years		3,287	95.3%	$892	$1,037	$0.91
	Same Store	8	8.6 Years		2,679	95.1%	$849	$996	$0.86
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	92.7%	$1,049	$1,168	$0.90	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	97.7%	767	930	0.79	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	93.5%	597	695	0.69	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	93.4%	761	918	0.69	S
	Total	4	17.5 Years		1,608	94.2%	$756	$886	$0.76
	Same Store	4	17.5 Years		1,608	94.2%	$757	$886	$0.76
CG at Commerce Park	Charleston	SC	2008	100.0%	312	91.7%	$830	$971	$0.83
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	95.8%	950	1,049	0.81	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	99.6%	968	1,140	1.00	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	96.4%	792	955	0.76	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	95.1%	693	826	0.74	S
CV at Westchase	Charleston	SC	1986	100.0%	352	97.2%	641	816	0.86	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	95.5%	691	871	0.72	S
	Total	7	22.1 Years		1,890	95.8%	$791	$944	$0.82
	Same Store	6	25.0 Years		1,578	96.6%	$783	$938	$0.81
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	98.1%	$856	$996	$0.81	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	93.7%	782	936	0.82	S
CG at Cornelius	Charlotte	NC	2007	100.0%	236	97.5%	868	1,009	0.80
CG at Huntersville	Charlotte	NC	2008	100.0%	250	94.8%	873	1,015	0.85	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	98.3%	775	911	0.73	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	97.2%	807	943	0.84	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	98.7%	824	976	0.81	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	98.6%	893	1,036	0.93	S
CG at University Center	Charlotte	NC	2005	100.0%	156	97.4%	791	938	0.70	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	96.2%	737	862	0.75	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	98.6%	563	675	0.68	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	96.8%	641	765	0.66	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	97.8%	780	907	0.80	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	97.2%	729	870	0.66	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	96.9%	678	795	0.74	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	97.5%	657	785	0.67	S
Enclave	Charlotte	NC	2008	100.0%	85	96.5%	1,633	1,757	0.95
	Total	17	12.8 Years		4,375	97.1%	$782	$917	$0.77
	Same Store	15	13.7 Years		4,054	97.1%	$759	$893	$0.76

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2012
Appendix
			Year Built /		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Avg Age	% Own	Homes	Occupancy Rate	Per Home	Per SF	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	94.4%	$904	$1,018	$0.94
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	97.5%	826	977	0.88	S
CG at Hebron	Dallas/Fort Worth	TX	2011	100.0%	312	98.4%	1,118	1,203	0.98
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	96.2%	1,088	1,237	0.90	S
CR at Medical District	Dallas/Fort Worth	TX	2007	100.0%	278	93.5%	1,059	1,148	1.15
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	96.9%	713	869	0.81	S
CR at Las Colinas	Dallas/Fort Worth	TX	2006	100.0%	306	91.2%	1,179	1,281	1.31
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	95.3%	713	876	0.74	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	92.9%	577	741	0.70	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	94.8%	767	944	0.82	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	96.6%	796	997	0.83	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	93.7%	619	777	0.77	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	97.9%	734	941	0.81	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	96.4%	742	929	0.75	S
	Total	14	17.6 Years		4,872	95.8%	$765	$905	$0.80
	Same Store	10	22.4 Years		3,688	96.1%	$771	$944	$0.82
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	92.0%	$710	$860	$0.64	S
CG at Madison	Huntsville	AL	1999	100.0%	336	96.4%	764	940	0.71	S
	Total	2	16.0 Years		836	93.8%	$732	$892	$0.67
	Same Store	2	16.0 Years		836	93.8%	$732	$892	$0.67
CG at Heather Glen	Orlando	FL	2000	100.0%	448	95.1%	$1,015	$1,176	$0.85	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	93.3%	952	1,110	0.83	S
CG at Lake Mary	Orlando	FL	2013	100.0%	232	94.0%	1,145	1,285	1.13
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	96.3%	1,094	1,242	0.98	S
CG at Town Park	Orlando	FL	2002	100.0%	456	94.1%	1,036	1,202	0.88	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	95.0%	817	981	0.89	S
	Total	6	9.7 Years		1,988	94.5%	$982	$1,108	$0.90
	Same Store	5	11.6 Years		1,756	94.5%	$961	$1,123	$0.87
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	97.0%	$728	$879	$0.69	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	97.1%	857	1,016	0.85	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	94.3%	882	1,030	0.87	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	93.3%	954	1,106	0.83	S
	Total	4	15.5 Years		952	95.6%	$840	$992	$0.80
	Same Store	4	15.5 Years		952	95.6%	$841	$994	$0.80
CG at Arringdon	Raleigh	NC	2003	100.0%	320	98.1%	$836	$1,001	$0.85	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	98.4%	932	1,058	0.83	S
CG at Brier Falls	Raleigh	NC	2008	100.0%	350	96.3%	991	1,088	0.89
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	93.8%	765	897	0.74	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	98.0%	842	996	0.86	S
CG at Research Park	Raleigh	NC	2002	100.0%	370	94.1%	819	980	0.79
CG at Trinity Commons	Raleigh	NC	2000/2002	100.0%	462	94.8%	806	951	0.75	S
CV at Beaver Creek	Raleigh	NC	2000/2003	100.0%	316	95.9%	810	952	0.81
CV at Deerfield	Raleigh	NC	1985	100.0%	204	95.6%	799	926	0.81	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	94.7%	718	808	0.74	S
	Total	10	13.1 Years		3,114	96.0%	$740	$859	$0.71
	Same Store	7	14.7 Years		2,078	96.3%	$821	$957	$0.80
Ashley Park	Richmond	VA	1988	100.0%	272	95.6%	$664	$811	$0.91	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	94.9%	690	927	1.27	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	92.1%	822	958	0.85	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	97.4%	827	981	1.06	S
CV at Waterford	Richmond	VA	1990	100.0%	312	95.5%	835	988	0.88	S
CV at West End	Richmond	VA	1987	100.0%	224	96.4%	751	919	1.06	S
	Total	6	29.8 Years		1,700	95.1%	$765	$932	$0.98
	Same Store	6	29.8 Years		1,700	95.1%	$765	$933	$0.98

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2012
Appendix
			Year Built /		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Avg Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	95.8%	$859	$1,007	$0.78	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	96.8%	964	1,153	0.90	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	98.3%	819	976	0.86	S
CV at Greentree	Savannah	GA	1983	100.0%	194	94.3%	663	796	0.76	S
CV at Huntington	Savannah	GA	1986	100.0%	147	96.6%	750	910	0.87	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	94.7%	781	912	0.73	S
	Total	6	19.3 Years		1,437	96.2%	$827	$982	$0.82
	Same Store	6	19.3 Years		1,437	96.2%	$826	$981	$0.82
TOTAL PROPERTIES IN MAJOR MARKETS		95	15.7 Years		29,015	95.8%	$825	$972	$0.82
	Same Store	81	17.3 Years		24,964	95.9%	$804	$958	$0.80

PROPERTIES IN OTHER MARKETS
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	93.3%	774	848	0.74	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	99.1%	945	1,043	0.92	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	92.9%	722	868	0.80	S
CG at Hampton Preserve	Tampa	FL	2012	100.0%	486	95.5%	986	1,109	0.92
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	98.6%	1,055	1,231	0.98	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	97.1%	746	890	0.72
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	97.5%	896	1,089	0.93	S
CG at Traditions	Gulf Shores	AL	2008	100.0%	324	91.5%	635	762	0.63
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	94.4%	728	811	0.78	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	97.0%	568	682	0.64	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	96.1%	872	1,051	1.00	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	98.1%	809	994	0.87	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	93.6%	537	672	0.62	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	90.5%	543	654	0.56	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	98.2%	733	866	0.81	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	93.7%	805	995	0.81	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	96.9%	1,233	1,408	0.56
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	93.2%	620	748	0.60	S
TOTAL PROPERTIES IN OTHER MARKETS		18	17.7 Years		5,226	95.5%	$789	$925	$0.78
	Same Store	14	21.6 Years		3,979	95.3%	$773	$909	$0.80

LEASE UP PROPERTIES
CG at Fairview	Dallas/Fort Worth	FL	2012	100.0%	256	LU	1,149	1,359	1.21
TOTAL LEASE UP		1			256	LU	$1,149	$1,359	$1.21

TOTAL ALL PROPERTIES		115	16.1 Years		34,497	95.8%	$820	$965	$0.82
	Same Store	95	17.9 Years		28,943	95.8%	$789	$939	$0.79

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2012
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	93.6%	27.96
Three Ravinia (Office)	Atlanta	GA	1991	100%	813	—	813	92.2%	25.20
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	88.4%	24.44
CP Tannehill (Retail)	Birmingham	AL	2008	100%	417	211	206	92.9%	19.23
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	93.5%	26.73
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	85.7%	18.68
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	283	87	196	92.5%	18.23
Total Consolidated		8			2,697	530	2,167	92.3%	$25.26

UNCONSOLIDATED PROPERTIES
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$14.79
CP Hoover (Retail)	Birmingham	AL	2002	10%	388	216	172	84.3%	18.26
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	98.8%	20.64
Total Unconsolidated		3			834	484	350	91.8%	$18.74
Total Unconsolidated (Weighted)		3					101	96.5%	$19.30

THIRD-PARTY MANAGED BUSINESS
Calico Corner (Retail)	Birmingham	AL		0%	6
TOTAL MANAGED		1			6

Total Commercial Properties		12			3,537	1,014	2,517	92.2%	$24.67
Total Commercial Properties (Weighted)		12					2,268	92.5%	$25.06

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of December 31, 2012
($ in 000s)

	Units/			Occupancy	Secured	Equity
Property	SF-000s		CLP % Own	Rate	Debt	Investment

Colonial Grand at Research Park (1)	—		—%	—%	$—	$—
Colonial Grand at Huntcliff	358		20%	96.9%	4,922	1,195
Belterra	288		10%	94.4%	1,923	300
Regents Park (Phase II) (2)	—		40%	—	—	2,460
Colonial Grand at McKinney (2)	—		25%	—	—	1,715

Total Multifamily	646				$6,845	$5,670

Bluerock (3)	—		—%	—%	—	—

Other
Land Title Building	30		33%	100.0%	137	357
Colonial Promenade Hoover (4)	388		10%	88.7%	1,508	50
Colonial Promenade Smyrna	416		50%	96.6%	12,207	1,683

Total Commercial	834	(5)			$13,852	$2,090

Other Unconsolidated Investments					—	17
Total Investments in Unconsolidated Subsidiaries					$20,697	$7,777

(1) On October 1, 2012, the Company acquired the property held by the joint venture.
(2) Consists of undeveloped land.
(3) Effective December 31, 2012, the Company sold its remaining 10% ownership interest in this joint venture.
(4) On January 15, 2013, the Company sold its remaining 10% ownership interest in this joint venture.
(5) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 31.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

ADJUSTED EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.